                                                        Registration No.
================================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549
                           _______________________

                                  FORM S-8
                           REGISTRATION STATEMENT
                                    Under
                         THE SECURITIES ACT OF 1933

                              ________________

                             DTE ENERGY COMPANY
             (Exact name of issuer as specified in its charter)

      Michigan                                         38-3217752
(State of Incorporation)                     (IRS Employer Identification No.)


                2000 2nd Avenue, Detroit, Michigan 48226-1279
             (Address of principal executive offices) (Zip Code)

                              _________________

                     DTE ENERGY LONG-TERM INCENTIVE PLAN
                          (Full title of the plan)

           Susan M. Beale, Vice President and Corporate Secretary
                             DTE Energy Company
                2000 2nd Avenue, Detroit, Michigan 48226-1279

                   (Name and address of agent for service)

         Telephone number, including area code, of agent for service
                                313-235-4000

                       CALCULATION OF REGISTRATION FEE

                                                                  PROPOSED
   TITLE OF                                                        MAXIMUM
  SECURITIES                               AMOUNT                 AGGREGATE              AMOUNT OF
     TO BE                                 TO BE                   OFFERING            REGISTRATION
  REGISTERED                             REGISTERED (1)             PRICE (2)              FEE (3)
  ----------                             --------------           ---------              -------
Common Stock (without par value)        7,200,000  shares         $ 261,900,000        $ 77,287.05



(1) Pursuant to Rule 416(a) under the Securities Act of 1933, this Registration Statement is also deemed to cover any additional securities to be offered or issued in connection with the terms of the Long-Term Incentive Plan which provides for changes in the amount of securities to be offered or issued resulting from stock splits, stock dividends, or similar transactions.

(2) The actual offering price per share will differ based upon the dates of grants. The average of the high and low sales price ($36 3/8) on February 26, 1998 was used in calculating the fee pursuant to Rules 457 (c) and (h)(1) of the Securities Act of 1933.

                                   PART II

              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3 - Incorporation of Documents by Reference.

  Registrant ("DTE Energy") and the Plan hereby incorporate by reference in this Registration Statement:

   (a) DTE Energy's Annual Report on Form 10-K for the year ended December 31, 1997;

   (b) The description of Common Stock contained in DTE Energy's Registration Statement on Form 8-B, dated January 2, 1996.

   All reports and other documents filed by DTE Energy Company pursuant to Sections 13(a), 13(c), 14, 15(d) of the Securities Exchange Act of 1934 prior to the filing of a post-effective amendment which indicates that all securities offered pursuant to this Registration Statement have been sold or which deregisters all securities remaining unsold under this Registration Statement shall be deemed to be incorporated by reference in this Registration Statement and to be made a part hereof from their respective dates of filing.

   Any statement contained in a document incorporated by reference herein shall be deemed to be modified or superseded to the extent that a statement contained in this Registration Statement or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

ITEM 5 - INTEREST OF NAMED EXPERTS AND COUNSEL

   Christopher C. Nern, Vice President and General Counsel of Registrant, is Vice President and General Counsel and an employee of The Detroit Edison Company. Mr. Nern is a participant in the Long-Term Incentive Plan.

ITEM 6 - INDEMNIFICATION OF DIRECTORS AND OFFICERS

   (a) Indemnification. Pursuant to Article VI of DTE Energy's Amended and Restated Articles of Incorporation, the directors of DTE Energy will not be personally liable to either DTE Energy or its shareholders in the performance of their duties to the full extent permitted by law.

Article VII of DTE Energy's Amended and Restated Articles of Incorporation provides that each person who is or was or had agreed to become a director or officer of DTE Energy, or such person who is or was serving or who has agreed to serve at the request of the Board of Directors as an employee or agent of DTE Energy or as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise (including the heirs, executors, administrators, or estate of such person), shall be indemnified by DTE Energy to the full extent permitted by the Michigan Business Corporation Act or any other applicable laws as currently or hereafter in effect. In addition, pursuant to the authority granted by Article VII of the Amended and Restated Articles of Incorporation, DTE Energy has entered into indemnification agreements with its officers and directors which provide for indemnification to the maximum extent permitted by law. These agreements set forth certain procedures for the advancement by DTE Energy of certain expenses to the indemnitees.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, or persons controlling DTE Energy pursuant to the foregoing provisions, DTE Energy has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.


   (b) Insurance. With respect to indemnification liability, DTE Energy and its directors and officers in their capacities as such are insured against liability for alleged wrongful acts to the extent defined under three insurance policies providing aggregate coverage in the amount of $85 million.

ITEM 8 - Exhibits
         Exhibits filed herewith:

EXHIBIT NO.

         23-12  Consent of Deloitte & Touche LLP

(b)    Exhibits incorporated herein by reference:


              3(a)     -   Amended and Restated Articles of Incorporation of
                           DTE Energy Company, dated December 13, 1995.
                           (Exhibit 3-5 to Form 10-Q for quarter ended
                           September 30, 1997)

              3(b)     -   Certificate of Designation of Series A Junior
                           Participating Preferred Stock of DTE Energy Company.
                           Exhibit 3-6 to Form 10-Q for quarter ended September
                           30, 1997.)

              3(c)     -   Restated Articles of Incorporation of
                           Detroit Edison, as filed December 10, 1991 with the
                           State of Michigan, Department of Commerce -
                           Corporation and Securities Bureau (Exhibit 4-117 to
                           Form 10-Q for quarter ended March 31, 1993).

              3(d)     -   Certificate containing resolution of the Detroit
                           Edison Board of Directors establishing the Cumulative
                           Preferred Stock, 7.75% Series as filed February 22,
                           1993 with the State of Michigan, Department of Commerce - Corporation and Securities Bureau (Exhibit
                           4-134 to Form 10-Q for quarter ended March 31, 1993).

              3(e)     -   Certificate containing resolution of the Detroit
                           Edison Board of Directors establishing the Cumulative
                           Preferred Stock, 7.74% Series, as filed April 21,
                           1993 with the State of Michigan, Department of
                           Commerce - Corporation and Securities Bureau (Exhibit
                           4-140 to Form 10-Q for quarter    ended March 31,
                           1993).

              3(f)     -   Rights Agreement, dated as of September 23, 1997, by
                           and between DTE Energy Company and The Detroit Edison
                           Company, as Rights Agent (Exhibit 4-1 to DTE Energy
                           Company Current Report on Form 8-K, dated September
                           23, 1997).

              3(g)     -   Agreement and Plan of Exchange (Exhibit 1(2) to DTE
                           Energy Form 8-B filed January 2, 1996, File No.
                           1-11607).

              3(h)     -   Bylaws of DTE Energy Company, as amended through
                           September 22, 1997.  (Exhibit 3-7 to Form 10-Q for
                           Quarter ended September 30, 1997.

              3(i)     -   Bylaws of The Detroit Edison Company, as amended
                           through September 22, 1997.  (Exhibit 3-8 to Form
                           10-Q for quarter ended September 30, 1997.)

              4(a)     -   Mortgage and Deed of Trust, dated as of October 1,
                           1924, between Detroit Edison (File No. 1-2198) and
                           Bankers Trust Company as Trustee (Exhibit B-1 to
                           Registration No. 2-1630) and indentures supplemental thereto, dated as of dates indicated below, and filed as exhibits to the filings as set forth below:

                         September 1, 1947               Exhibit B-20 to Registration No. 2-7136
                         October 1, 1968                 Exhibit 2-B-33 to Registration No. 2-30096
                         November 15, 1971               Exhibit 2-B-38 to Registration No. 2-42160
                         January 15, 1973                Exhibit 2-B-39 to Registration No. 2-46595
                         June 1, 1978                    Exhibit 2-B-51 to Registration No. 2-61643
                         June 30, 1982                   Exhibit 4-30 to Registration No. 2-78941
                         August 15, 1982                 Exhibit 4-32 to Registration No. 2-79674

                         October 15, 1985                Exhibit 4-170 to Form 10-K for
                                                           year ended December 31, 1994
                         November 30, 1987               Exhibit 4-139 to Form 10-K for
                                                           year ended December 31, 1992
                         July 15, 1989                   Exhibit 4-171 to Form 10-K for
                                                           year ended December 31, 1994
                         December 1, 1989                Exhibit 4-172 to Form 10-K for
                                                           year ended December 31, 1994
                         February 15, 1990               Exhibit 4-173 to Form 10-K for
                                                           year ended December 31, 1994
                         April 1, 1991                   Exhibit 4-15 to Form 10-K for year ended December 31, 1996
                         May 1, 1991                     Exhibit 4-178 to Form 10-K for year ended December 31, 1996
                         May 15, 1991                    Exhibit 4-179 to Form 10-K for year ended December 31, 1996
                         September 1, 1991               Exhibit 4-180 to Form 10-K for year ended December 31, 1996
                         November 1, 1991                Exhibit 4-181 to Form 10-K for year ended December 31, 1996
                         January 15, 1992                Exhibit 4-182 to Form 10-K for year ended December 31, 1996
                         February 29, 1992               Exhibit 4-121 to Form 10-Q for quarter ended March 31, 1992
                         April 15, 1992                  Exhibit 4-122 to Form 10-Q for quarter ended June 30, 1992
                         July 15, 1992                   Exhibit 4-123 to Form 10-Q for quarter ended September 30, 1992
                         July 31, 1992                   Exhibit 4-124 to Form 10-Q for quarter ended September 30, 1992
                         November 30, 1992               Exhibit 4-130 to Registration  No. 33-56496
                         January 1, 1993                 Exhibit 4-131 to Registration No. 33-56496
                         March 1, 1993                   Exhibit 4-141 to Form 10-Q for quarter ended March 31, 1993
                         March 15, 1993                  Exhibit 4-142 to Form 10-Q for quarter ended March 31, 1993
                         April 1, 1993                   Exhibit 4-143 to Form 10-Q for quarter ended March 31, 1993
                         April 26, 1993                  Exhibit 4-144 to Form 10-Q for quarter ended March 31, 1993
                         May 31, 1993                    Exhibit 4-148 to Registration No. 33-64296
                         June 30, 1993                   Exhibit 4-149 to Form 10-Q for quarter ended June 30, 1993 (1993 Series AP)
                         June 30, 1993                   Exhibit 4-150 to Form 10-Q for quarter ended June 30, 1993 (1993 Series H)
                         September 15, 1993              Exhibit 4-158 to Form 10-Q for quarter ended September 30, 1993
                         March 1, 1994                   Exhibit 4-163 to Registration No. 33-53207
                         June 15, 1994                   Exhibit 4-166 to Form 10-Q for quarter ended June 30, 1994
                         August 15, 1994                 Exhibit 4-168 to Form 10-Q for quarter ended September 30, 1994
                         December 1, 1994                Exhibit 4-169 to Form 10-K for
                                                           year ended December 31, 1994
                         August 1, 1995                  Exhibit 4-174 to Form 10-Q for quarter ended September 30, 1995

              4(b) - Collateral Trust Indenture (notes), dated as of June 30, 1993 (Exhibit 4-152 to Registration No. 33-50325).

              4(c) - First Supplemental Note Indenture, dated as of June 30, 1993 (Exhibit 4-153 to Registration No. 33-50325).

              4(d) - Second Supplemental Note Indenture, dated as of September 15, 1993 (Exhibit 4-159 to Form 10-Q for quarter ended September 30, 1993).

              4(e) - First Amendment, dated as of August 15, 1996, to Second Supplemental Note Indenture (Exhibit 4-17 to Form 10-Q for quarter ended September 30, 1996).

              4(f) - Third Supplemental Note Indenture, dated as of August 15, 1994 (Exhibit 4-169 to Form 10-Q for quarter ended September 30, 1994).

              4(g) - First Amendment, dated as of December 12, 1995, to Third Supplemental Note Indenture, dated as of August 15, 1994 (Exhibit 4-12 to Registration No. 333-00023).

              4(h) - Fourth Supplemental Note Indenture, dated as of August 15, 1995 (Exhibit 4-175 to Detroit Edison Form 10-Q for quarter ended September 30, 1995).

              4(i) - Fifth Supplemental Note Indenture, dated as of February 1, 1996 (Exhibit 4-14 to Form 10-K for year ended December 31, 1996).

              4(j) - Standby Note Purchase Credit Facility, dated as of August 17, 1994, among The Detroit Edison Company, Barclays Bank PLC, as Bank and Administrative Agent, Bank of America, The Bank of New York, The Fuji Bank Limited, The Long-Term Credit Bank of Japan, LTD, Union Bank and Citicorp Securities, Inc. and First Chicago Capital Markets, Inc. as Remarketing Agents (Exhibit 99-18 to Form 10-Q for quarter ended September 30, 1994).

              4(k) - $60,000,000 Support Agreement dated as of January 21, 1998 between DTE Energy Company and DTE Capital Corporation. (Exhibit 4-183 to Form 10-k for year ended December 31, 1997.)

              4(l) - $400,000,000 Support Agreement, dated as of January 21, 1998, between DTE Energy Company and DTE Capital Corporation. (Exhibit 4-184 to Form 10-k for year ended December 31, 1997.)

              *10(a) Form of Change-in-Control Severance Agreement, dated as of October 1, 1997, between DTE Energy Company and Gerard M. Anderson, Susan M. Beale, Robert J. Buckler, Michael C. Champley, Haven C. Cockerham, Anthony F. Earley, Jr., Larry G. Garberding, Douglas
                         R. Gipson, John E. Lobbia, Leslie L. Loomans, David
                         E. Meador, Christopher C. Nern, Michael C. Porter, William R. Roller and S. Martin Taylor. (Exhibit 10-9* to Form 10-Q for quarter ended September 30, 1997.)

              *10(b) Form of 1995 Idemnification Agreement between the Company and its directors and officers (Exhibit 3L (10-1) to DTE Energy Company Form 8-B dated January 2, 1996).

              *10(c)     Form of Indemnification Agreement between
                         Detroit Edison and its officers other than those identified in *10(l) (Exhibit 10-41 to Detroit Edison's Form 10-Q for quarter ended June 30, 1993).


              *10(d) Form of Indemnification Agreement between Detroit Edison and (1) John E. Lobbia, (2) Larry
                         G. Garberding and (3) Anthony F. Earley, Jr.
                         (Exhibit 19-7 to Detroit Edison's Form 10-Q for quarter ended March 31, 1992).

              *10(e) - Form of Indemnification Agreement between Detroit Edison and its directors (Exhibit 19-8 19-8 to Detroit Edison's Form 10-Q for quarter ended March 31, 1992).

              *10(f) - Long-Term Incentive Plan (Exhibit 10-3 to Form 10-K for year ended December 31, 1996).

              *10(g) - Trust Agreement for DTE Energy Company Change-In-Control Severance Agreements between DTE Energy Company and Wachovia Bank, N.A. (Exhibit 10-16 to Form 10-K for ended December 31, 1997.)


ITEM 9.  Undertakings

The registrant hereby undertakes:


   1. To file, during any period in which offers or sales are being made, a posteffective amendment to this registration statement which includes any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

   2. That, for the purpose of determining any liability under the Securities Act of 1933, each such posteffective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   3. To remove from registration by means of a posteffective amendment any of the securities being registered which remain unsold at the termination of the offering.

           The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that it incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at the time shall be deemed to be the initial bona fide offering thereof.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-8 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF DETROIT, STATE OF MICHIGAN, ON THE 23RD DAY OF FEBRUARY, 1998.

                                          DTE ENERGY COMPANY
                                                (Registrant)

                                          By
                                             /s/ John E. Lobbia
                                            ------------------------------------
                                            (John E. Lobbia, Chairman of the
                                             Board
                                            and Chief Executive Officer)

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1993, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED:

                      SIGNATURE                                       TITLE                     DATE
                      ---------                                       -----                     ----
            PRINCIPAL EXECUTIVE OFFICER:

            /s/ John E. Lobbia                           Chairman of the Board and Chief    February 23, 1998
-----------------------------------------------------    Executive Officer
                  (John E. Lobbia)

            PRINCIPAL OPERATING OFFICER:

            /s/ Anthony F. Earley, Jr.                   President, Chief Operating         February 23, 1998
-----------------------------------------------------    Officer and Director
              (Anthony F. Earley, Jr.)

            PRINCIPAL FINANCIAL OFFICER:

            /s/ Larry G. Garberding                      Executive Vice President, Chief    February 23, 1998
-----------------------------------------------------    Financial Officer and Director
                (Larry G. Garberding)

            PRINCIPAL ACCOUNTING OFFICER:

            /s/ David E. Meador                          Vice President and Controller      February 23, 1998
-----------------------------------------------------
                  (David E. Meador)

                      SIGNATURE                                       TITLE                     DATE
                      ---------                                       -----                     ----

               /s/ Terrence E. Adderley                  Director                           February 23, 1998
-----------------------------------------------------
               (Terrence E. Adderley)

               /s/ Lillian Bauder                        Director                           February 23, 1998
-----------------------------------------------------
                  (Lillian Bauder)

               /s/ David Bing                            Director                           February 23, 1998
-----------------------------------------------------
                    (David Bing)

               /s/ William C. Brooks                     Director                           February 23, 1998
-----------------------------------------------------
                 (William C. Brooks)

               /s/ Allan D. Gilmour                      Director                           February 23, 1998
-----------------------------------------------------
                 (Allan D. Gilmour)

               /s/ Theodore S. Leipprandt                Director                           February 23, 1998
-----------------------------------------------------
              (Theodore S. Leipprandt)

               /s/ Eugene A. Miller                      Director                           February 23, 1998
-----------------------------------------------------
                 (Eugene A. Miller)

               /s/ Dean E. Richardson                    Director                           February 23, 1998
-----------------------------------------------------
                (Dean E. Richardson)

               /s/ Alan E. Schwartz                      Director                           February 23, 1998
-----------------------------------------------------
                 (Alan E. Schwartz)

               /s/ William Wegner                        Director                           February 23, 1998
-----------------------------------------------------
                  (William Wegner)

     The Plan. Pursuant to the requirements of the Securities Act of 1933, the DTE Energy Company Long-Term Incentive Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Detroit, State of Michigan, on the 23rd day of February, 1998.

                                          DTE Energy Company Long-Term Incentive
                                          Plan

                                          By  /s/ David Bing
                                            ------------------------------------
                                            (David Bing, Chair of the
                                            Special Committee on Compensation)
                                              /s/ Eugene A. Miller
                                            ------------------------------------
                                            (Eugene A. Miller, member
                                            Special Committee on Compensation)
                                              /s/ Dean E. Richardson
                                            ------------------------------------
                                            (Dean E. Richardson, member
                                            Special Committee on Compensation)

                                    FORM S-8
                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933


                      DTE ENERGY LONG-TERM INCENTIVE PLAN


                                 EXHIBIT INDEX
                                 -------------


(a)  Exhibits filed herewith:

EXHIBIT NO.

             23-12  Consent of Deloitte & Touche LLP

(b)    Exhibits incorporated herein by reference:


              3(a)  - Amended and Restated  Articles of Incorporation of DTE
                      Energy Company, dated December 13, 1995. (Exhibit 3-5 to Form 10-Q for quarter ended September 30, 1997)

              3(b)  - Certificate of Designation of Series A Junior
                      Participating Preferred Stock of DTE Energy Company.
                      Exhibit 3-6 to Form 10-Q for quarter ended September 30, 1997.)

              3(c)  - Restated  Articles  of  Incorporation  of Detroit
                      Edison, as filed December 10, 1991 with the State of Michigan, Department of Commerce - Corporation and Securities Bureau (Exhibit 4-117 to Form 10-Q for quarter ended March 31, 1993).

              3(d) - Certificate containing resolution of the Detroit Edison Board of Directors establishing the Cumulative Preferred Stock, 7.75% Series as filed February 22, 1993 with the State of Michigan, Department of Commerce - Corporation and Securities Bureau (Exhibit 4-134 to Form 10-Q for quarter ended March 31, 1993).

              3(e) - Certificate containing resolution of the Detroit Edison Board of Directors establishing the Cumulative Preferred Stock, 7.74% Series, as filed April 21, 1993 with the State of Michigan, Department of Commerce - Corporation and Securities Bureau (Exhibit 4-140 to Form 10-Q for quarter ended March 31, 1993).

              3(f) - Rights Agreement, dated as of September 23, 1997, by and between DTE Energy Company and The Detroit Edison Company, as Rights Agent (Exhibit 4-1 to DTE Energy Company Current Report on Form 8-K, dated September 23, 1997).

              3(g) - Agreement and Plan of Exchange (Exhibit 1(2) to DTE Energy Form 8-B filed January 2, 1996, File No. 1-11607).

              3(h) - Bylaws of DTE Energy Company, as amended through September 22, 1997. (Exhibit 3-7 to Form 10-Q for Quarter ended September 30, 1997.

              3(i) - Bylaws of The Detroit Edison Company, as amended through September 22, 1997. (Exhibit 3-8 to Form 10-Q for quarter ended September 30, 1997.)

              4(a) - Mortgage and Deed of Trust, dated as of October 1, 1924, between Detroit Edison (File No. 1-2198) and Bankers Trust Company as Trustee (Exhibit B-1 to Registration No. 2-1630) and indentures supplemental thereto, dated as of dates indicated below, and filed as exhibits to the filings as set forth below:

                         September 1, 1947                Exhibit B-20 to Registration No. 2-7136
                         October 1, 1968                  Exhibit 2-B-33 to Registration No. 2-30096
                         November 15, 1971                Exhibit 2-B-38 to Registration No. 2-42160
                         January 15, 1973                 Exhibit 2-B-39 to Registration No. 2-46595
                         June 1, 1978                     Exhibit 2-B-51 to Registration No. 2-61643
                         June 30, 1982                    Exhibit 4-30 to Registration No. 2-78941
                         August 15, 1982                  Exhibit 4-32 to Registration No. 2-79674
                         October 15, 1985                 Exhibit 4-170 to Form 10-K for
                                                             year ended December 31, 1994
                         November 30, 1987                Exhibit 4-139 to Form 10-K for
                                                            year ended December 31, 1992
                         July 15, 1989                    Exhibit 4-171 to Form 10-K for
                                                            year ended December 31, 1994
                         December 1, 1989                 Exhibit 4-172 to Form 10-K for
                                                            year ended December 31, 1994
                         February 15, 1990                Exhibit 4-173 to Form 10-K for
                                                            year ended December 31, 1994
                         April 1, 1991                    Exhibit 4-15 to Form 10-K for year ended December 31, 1996
                         May 1, 1991                      Exhibit 4-178 to Form 10-K for year ended December 31, 1996
                         May 15, 1991                     Exhibit 4-179 to Form 10-K for year ended December 31, 1996
                         September 1, 1991                Exhibit 4-180 to Form 10-K for year ended December 31, 1996
                         November 1, 1991                 Exhibit 4-181 to Form 10-K for year ended December 31, 1996
                         January 15, 1992                 Exhibit 4-182 to Form 10-K for year ended December 31, 1996
                         February 29, 1992                Exhibit 4-121 to Form 10-Q for quarter ended March 31, 1992
                         April 15, 1992                   Exhibit 4-122 to Form 10-Q for quarter ended June 30, 1992
                         July 15, 1992                    Exhibit 4-123 to Form 10-Q for quarter ended September 30, 1992
                         July 31, 1992                    Exhibit 4-124 to Form 10-Q for quarter ended September 30, 1992
                         November 30, 1992                Exhibit 4-130 to Registration  No. 33-56496
                         January 1, 1993                  Exhibit 4-131 to Registration No. 33-56496
                         March 1, 1993                    Exhibit 4-141 to Form 10-Q for quarter ended March 31, 1993
                         March 15, 1993                   Exhibit 4-142 to Form 10-Q for quarter ended March 31, 1993
                         April 1, 1993                    Exhibit 4-143 to Form 10-Q for quarter ended March 31, 1993
                         April 26, 1993                   Exhibit 4-144 to Form 10-Q for quarter ended March 31, 1993
                         May 31, 1993                     Exhibit 4-148 to Registration No. 33-64296
                         June 30, 1993                    Exhibit 4-149 to Form 10-Q for quarter ended June 30, 1993 (1993
                                                            Series AP)
                         June 30, 1993                    Exhibit 4-150 to Form 10-Q for quarter ended June 30, 1993 (1993 Series H)
                         September 15, 1993               Exhibit 4-158 to Form 10-Q for quarter ended September 30, 1993
                         March 1, 1994                    Exhibit 4-163 to Registration No. 33-53207
                         June 15, 1994                    Exhibit 4-166 to Form 10-Q for quarter ended June 30, 1994
                         August 15, 1994                  Exhibit 4-168 to Form 10-Q for quarter ended September 30, 1994
                         December 1, 1994                 Exhibit 4-169 to Form 10-K for
                                                            year ended December 31, 1994
                         August 1, 1995                   Exhibit 4-174 to Form 10-Q for quarter ended September 30, 1995

              4(b) - Collateral Trust Indenture (notes), dated as of June 30, 1993 (Exhibit 4-152 to Registration No. 33-50325).

              4(c) - First Supplemental Note Indenture, dated as of June 30, 1993 (Exhibit 4-153 to Registration No. 33-50325).

              4(d) - Second Supplemental Note Indenture, dated as of September 15, 1993 (Exhibit 4-159 to Form 10-Q for quarter ended September 30, 1993).

              4(e) - First Amendment, dated as of August 15, 1996, to Second Supplemental Note Indenture (Exhibit 4-17 to Form 10-Q for quarter ended September 30, 1996).

              4(f) - Third Supplemental Note Indenture, dated as of August 15, 1994 (Exhibit 4-169 to Form 10-Q for quarter ended September 30, 1994).

              4(g) - First Amendment, dated as of December 12, 1995, to Third Supplemental Note Indenture, dated as of August 15, 1994 (Exhibit 4-12 to Registration No. 333-00023).

              4(h) - Fourth Supplemental Note Indenture, dated as of August 15, 1995 (Exhibit 4-175 to Detroit Edison Form 10-Q for quarter ended September 30, 1995).

              4(i) - Fifth Supplemental Note Indenture, dated as of February 1, 1996 (Exhibit 4-14 to Form 10-K for year ended December 31, 1996).

              4(j) - Standby Note Purchase Credit Facility, dated as of August 17, 1994, among The Detroit Edison Company, Barclays Bank PLC, as Bank and Administrative Agent, Bank of America, The Bank of New York, The Fuji Bank Limited, The Long-Term Credit Bank of Japan, LTD, Union Bank and Citicorp Securities, Inc. and First Chicago Capital Markets, Inc. as Remarketing Agents (Exhibit 99-18 to Form 10-Q for quarter ended September 30, 1994).

              4(k) - $60,000,000 Support Agreement dated as of January 21, 1998 between DTE Energy Company and DTE Capital Corporation. (Exhibit 4-183 to Form 10-k for year ended December 31, 1997.)

              4(l) - $400,000,000 Support Agreement, dated as of January 21, 1998, between DTE Energy Company and DTE Capital Corporation. (Exhibit 4-184 to Form 10-k for year ended December 31, 1997.)

              *10(a) Form of Change-in-Control Severance Agreement, dated as of October 1, 1997, between DTE Energy Company and
                      Gerard M. Anderson, Susan M. Beale, Robert J.
                      Buckler, Michael C. Champley, Haven C. Cockerham, Anthony F. Earley, Jr., Larry G. Garberding, Douglas
                      R. Gipson, John E. Lobbia, Leslie L. Loomans, David E. Meador, Christopher C. Nern, Michael C. Porter, William
                      R. Roller and S. Martin Taylor. (Exhibit 10-9* to Form 10-Q for quarter ended September 30, 1997.)

             *10(b) Form of 1995 Idemnification Agreement between the Company and its directors and officers (Exhibit 3L (10-1) to DTE Energy Company Form 8-B dated January 2, 1996).

             *10(c) Form of Indemnification Agreement between Detroit Edison and its officers other than those identified in *10(l) (Exhibit 10-41 to Detroit Edison#s Form 10-Q for quarter ended June 30, 1993).

             *10(d) Form of Indemnification Agreement between Detroit Edison and (1) John E. Lobbia, (2) Larry G.
                      Garberding and (3) Anthony F. Earley, Jr. (Exhibit 19-7 to Detroit Edison#s Form 10-Q for quarter ended March 31, 1992).

            *10(e) - Form of Indemnification Agreement between Detroit Edison and its directors (Exhibit 19-8 19-8 to Detroit Edison#s Form 10-Q for quarter ended March 31, 1992).

            *10(f) - Long-Term Incentive Plan (Exhibit 10-3 to Form 10-K for year ended December 31, 1996).

            *10(g) - Trust Agreement for DTE Energy Company Change-In-Control Severance Agreements between DTE Energy Company and Wachovia Bank, N.A. (Exhibit 10-16 to Form 10-K for year ended December 31, 1997.)


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